UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

Singular Genomics Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40443	81-2948451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Science Park Road

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 333-7830

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMIC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Singular Genomics Systems, Inc. (the “Company”) today announced that it filed a Shelf Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) on July 19, 2022. The Company considered it to be prudent and consistent with good corporate practices to file the Registration Statement at this time to provide flexibility for raising capital in the future if the Company decides to do so. Given the Company’s current position in cash and short-term investments, which was approximately $316.0 million as of March 31, 2022, the Company has no current plans to issue securities under the Registration Statement.

The Registration Statement contains (i) a base prospectus registering the sale of up to $250.0 million in the aggregate of the Company’s securities in one or more offerings and (ii) a sales agreement prospectus covering the “at the market” offering, pursuant to which the Company may offer and sell up to $100.0 million of the Company’s common stock (the “Shares”) under a sales agreement entered into (the “Sales Agreement”) with Cowen and Company, LLC dated July 19, 2022 (the “Sales Agent”). The Company is not obligated to make any sales of Shares under the Sales Agreement. The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreements, a copy of which is filed as Exhibit 1.2 to the Registration Statement and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated July 19, 2022, by and between the Company and Cowen and Company, LLC (filed as Exhibit 1.2 to the Registration Statement on Form S-3, filed with the SEC on July 19, 2022 and incorporated herein by reference (File No. 333-266221)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2022

SINGULAR GENOMICS SYSTEMS, INC.

By:	/s/ Dalen Meeter
Dalen Meeter
Senior Vice President, Finance Principal Financial Officer and Principal Accounting Officer